UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a‑12

THE CONTAINER STORE GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The Container Store Group, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Shareholders
August 28, 2019
10:30 a.m. (Central Time)

THE CONTAINER STORE GROUP, INC.

500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

July 9, 2019

To Our Shareholders:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of The Container Store Group, Inc. at 10:30 a.m. Central Time, on Wednesday, August 28, 2019, via live webcast.

We are excited to embrace virtual meeting technology that we believe provides expanded shareholder access while providing shareholders the same rights and opportunities to participate as they would have at an in-person meeting. During the virtual meeting, you may ask questions and will be able to vote your shares electronically. To participate in the annual meeting, you will need the 16‑digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 10:15 a.m. Central Time. Please note that there is no in-person annual meeting for you to attend.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. You may also vote your shares online during the Annual Meeting even if you have previously submitted your proxy. Instructions on how to vote while participating in the meeting live via the Internet are provided in the accompanying proxy statement and posted at www.virtualshareholdermeeting.com/TCS2019.

Thank you for your support.

Sincerely,

Melissa Reiff

Chief Executive Officer

Notice of Annual Meeting of Shareholders

To Be Held Wednesday, August 28, 2019

THE CONTAINER STORE GROUP, INC.

500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of The Container Store Group, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, August 28, 2019, at 10:30 a.m. Central Time, via live webcast, for the following purposes:

•

To elect Timothy J. Flynn, Robert E. Jordan, Walter Robb and Wendi Sturgis as Class III Directors to serve until the 2022 Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 28, 2020;
•	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
•	To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers.

We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock at the close of business on July 5, 2019 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these shareholders will be open to the examination of any shareholder at our principal executive offices at 500 Freeport Parkway, Coppell, Texas 75019 for a period of ten days prior to the Annual Meeting and, during the Annual Meeting, via the Internet at www.virtualshareholdermeeting.com/TCS2019. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the materials that follow. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the accompanying return envelope. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

Jodi Taylor, Secretary

Coppell, Texas

July 9, 2019

i

PROXY STATEMENT

THE CONTAINER STORE GROUP, INC.
500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

This proxy statement is furnished in connection with the solicitation by the Board of Directors of The Container Store Group, Inc. (the “Board of Directors” or “Board”) of proxies to be voted at our Annual Meeting of Shareholders to be held on Wednesday, August 28, 2019 (the “Annual Meeting”), at 10:30 a.m. Central Time, via live webcast, and at any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of shares of our common stock, $0.01 par value (“Common Stock”), at the close of business on July 5, 2019 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 49,233,210 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to shareholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Shareholders for the fiscal year ended March 30, 2019 (the “2018 Annual Report”) will be released on or about July 9, 2019 to our shareholders on the Record Date.

In this proxy statement, “we,” “us,” “our,” the “Company” and “The Container Store” refer to The Container Store Group, Inc. and “The Container Store, Inc.” refers to The Container Store, Inc., a Texas corporation and our wholly-owned subsidiary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, AUGUST 28, 2019

This proxy statement and our 2018 Annual Report to Shareholders are available at http://www.proxyvote.com/.

ATTENDING THE ANNUAL MEETING

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TCS2019.

Proposals

At the Annual Meeting, our shareholders will be asked:

•

To elect Timothy J. Flynn, Robert E. Jordan, Walter Robb and Wendi Sturgis as Class III Directors to serve until the 2022 Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 28, 2020;
•	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
•	To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers.

We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•	FOR the election of Timothy J. Flynn, Robert E. Jordan, Walter Robb and Wendi Sturgis as Class III Directors;
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 28, 2020;
•	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers; and
•	ONE YEAR as the frequency of future advisory votes on the compensation of our named executive officers.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because The Container Store’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, The Container Store is making this proxy statement and its 2018 Annual Report available to its shareholders electronically via the Internet. On or about July 9, 2019, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2018 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2018 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s  rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc.(“Broadridge”) at (800) 542‑1061 or in writing at Broadridge,  Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one set of proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING OF SHAREHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is July 5, 2019. You are entitled to vote at the Annual Meeting only if you were a shareholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 49,233,210 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE ANNUAL MEETING?

You may attend the Annual Meeting only if you are a The Container Store shareholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/TCS2019. You will also be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16‑digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:30 a.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:15 a.m., Central Time, and you should allow ample time for the check-in procedures. If your shares are held in street name and you did not receive a 16‑digit control number, you may gain access to and vote at the Annual Meeting by logging in to your bank or brokerage firm’s website and selecting the shareholder communications mailbox to access the meeting. The control number will automatically populate. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16‑digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that shareholders vote by proxy even if they plan to attend participate in the online Annual Meeting and vote electronically. If you are a shareholder of record, there are three ways to vote by proxy:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone—You can vote by telephone by calling 1‑800‑690‑6903 and following the instructions on the proxy card; or
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on August 27, 2019. Shareholders may vote in the Annual Meeting by visiting www.virtualshareholdermeeting.com/TCS2019 and entering the 16‑digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:30 am, Central Time on August 28, 2019.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/TCS2019 and enter the 16‑digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16‑digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered shareholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of The Container Store prior to the Annual Meeting; or
•	by attending and voting during the Annual Meeting live webcast.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote at the Annual Meeting by following the procedures described above.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

PROPOSAL	Votes required	Effect of Votes Withheld / Abstentions and Broker Non- Votes
PROPOSAL 1: ELECTION OF DIRECTORS	The plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present via live webcast or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.
PROPOSAL 3: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present via live webcast or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the proposal.
PROPOSAL 4: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The frequency that receives the affirmative vote of a majority in voting power of the shares of Common Stock of the Company which are present via live webcast or represented by proxy and entitled to vote on the proposal will be the frequency recommended by shareholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders.

Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of each other proposal before the Annual Meeting, represents a shareholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as votes against on each other proposal before the Annual Meeting.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, each other proposal to be voted on at the Annual Meeting is a non-routine matter and, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8‑K, which we intend to file with the SEC shortly after the Annual Meeting.

PROPOSALS TO BE VOTED ON

PROPOSAL 1 Election of Directors

At the Annual Meeting, four Class III Directors are to be elected to hold office until the Annual Meeting of Shareholders to be held in 2022 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have ten Directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of shareholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of shareholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2020 Annual Meeting of Shareholders; Class II, whose term will expire at the 2021 Annual Meeting of Shareholders; and Class III, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2022 Annual Meeting of Shareholders. The current Class I Directors are Jonathan D. Sokoloff and Sharon Tindell; the current Class II Directors are J. Kristofer Galashan, Melissa Reiff, Rajendra (“Raj”) Sisodia and Caryl Stern; and the current Class III Directors are William A. (“Kip”) Tindell, III, Timothy J. Flynn, Robert E. Jordan and Walter Robb.

As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Because Leonard Green & Partners (“LGP”) controls a majority of the voting power of our Common Stock, we expect that LGP will control the election of our directors.

As previously disclosed, Mr. Tindell, our current Chairman of the Board, is not standing for re-election as a Class III director at the Annual Meeting. The Board has nominated Wendi Sturgis as a Class III director nominee at the Annual Meeting and, effective at the conclusion of the Annual Meeting, Melissa Reiff will assume the role of Chairperson of the Board. In addition, pursuant to her amended and restated employment agreement with the Company, Sharon Tindell has agreed to resign as a director of the Company on or before the conclusion of the Annual Meeting.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class III Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors, except for Wendi Sturgis. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class III Director nominees.

CLASS III DIRECTOR NOMINEES (SUBSEQUENT TERMS TO EXPIRE AT THE 2022 ANNUAL MEETING)

The nominees for election to the Board of Directors as Class III Directors are as follows:

		Served as a
Name	Age	Director Since	Positions with The Container Store
Timothy J. Flynn	46	2007	Director
Robert E. Jordan	58	2013	Director
Walter Robb	65	2013	Director
Wendi Sturgis	52	N/A	N/A

The principal occupations and business experience, for at least the past five years, of each Class III Director nominee are as follows:

TIMOTHY J. FLYNN	Age 46

Timothy J. Flynn has served on our Board of Directors since August 2007. Mr. Flynn is currently a Partner with LGP, a private equity firm and our majority shareholder, and joined the firm in 2003. Prior to joining LGP, he had been a Director in the Investment Banking Department of Credit Suisse First Boston (“CSFB”) in Los Angeles, which he joined in 2000 following CSFB’s acquisition of Donaldson, Lufkin & Jenrette (“DLJ”). Mr. Flynn had been with DLJ since 1996 and had previously worked in the Mergers and Acquisitions group at Paine Webber Inc. in New York. Mr. Flynn also serves on the board of private companies Advantage Solutions, Inc.,  Veritext and the Wrench Group.  Mr. Flynn was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

ROBERT E. JORDAN	Age 58

Robert E. Jordan was appointed as a director to the Board of Directors in October 2013. Mr. Jordan is the Executive Vice President of Corporate Services of Southwest Airlines, a commercial airline company. Mr. Jordan joined Southwest Airlines in 1988 and has served in a number of roles including Executive Vice President & Chief Commercial Officer and President of AirTran Airways, Executive Vice President Strategy & Planning, Executive Vice President Strategy & Technology, Senior Vice President Enterprise Spend Management, Vice President Technology, Vice President Purchasing, Controller, Director Revenue Accounting, and Manager Sales Accounting. Mr. Jordan has led a number of significant initiatives including the acquisition of AirTran Airways, the development of the new e-commerce platform and the all new loyalty program. Mr. Jordan was selected to our Board because he brings financial experience and possesses particular knowledge and experience in strategic planning and leadership of complex organizations.

WALTER ROBB	Age 65

Walter Robb was appointed as a director to the Board of Directors in September 2013. Mr. Robb joined Whole Foods Market, a national grocer specializing in natural and organic products, in 1991 operating the Mill Valley, CA store until he became President of the Northern Pacific Region in 1993 where he grew the region from two to 17 stores. He became Executive Vice President of Operations in 2000, Chief Operating Officer in 2001 and Co-President in 2004. He served as Co-CEO of Whole Foods Market from 2010 to 2016. Additionally, Mr. Robb has served on the board of directors of Whole Foods Market since 2010. Mr. Robb also currently serves as Chairman of the Board of Directors of Whole Kids Foundation and Whole Cities Foundation, and also serves on the Board of Directors of private companies Union Square Hospitality Group, LLC, Heat Genie and Food Maven. Mr. Robb was selected to our Board because he brings financial and risk assessment experience as well as his retail, entrepreneurial and management experience.

WENDI STURGIS	Age 52

Wendi Sturgis currently serves as Chief Client Officer of Yext, Inc., a New York based technology company operating in the area of on-line brand management, and Chief Executive Officer of Yext, Europe, positions that she has held since December 2016 and April 2019, respectively. Ms. Sturgis joined Yext in 2011, and has held a variety of executive roles, including Executive Vice President of Sale and Services from August 2011 to December 2016.  Ms. Sturgis previously ran the North America Account Management team at Yahoo! Inc., where she was responsible for an 800 person organization and $1.4 billion in revenue. She has also previously held executive positions at Price Waterhouse, Oracle, Scient,  Gartner and Right Media, and served as a director of Student Transportation of America, where she gained experience in cybersecurity leading the company’s annual cybersecurity risk review.  Ms. Sturgis was selected as a nominee to our Board of Directors because of her leadership experience in the technology, digital transformation and marketing fields.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current member of the Board who is a Class I Director and who will continue to serve after the Annual Meeting is as follows:

		Served as a
Name	Age	Director Since	Positions with The Container Store
Jonathan D. Sokoloff	61	2007	Director

The principal occupations and business experience, for at least the past five years, of the Class I Director are as follows:

JONATHAN D. SOKOLOFF	Age 61

Jonathan D. Sokoloff has served on our Board of Directors since August 2007. Mr. Sokoloff is currently a Managing Partner with LGP, a private equity firm and our majority shareholder, and joined in 1990. Before joining LGP, he was a Managing Director in Investment Banking at Drexel Burnham Lambert. Mr. Sokoloff also serves on the board of the parent holding companies of Shake Shack, where he is also a member of the compensation committee, Advantage Solutions, Inc., and Jetro Cash & Carry and serves on the board of Union Square Hospitality Group, LLC, J.Crew Group, Inc., Jo Ann Stores, Inc., Top Shop/Top Man Limited, and Signet Jewelers Limited. Mr. Sokoloff previously served on the Board of Directors of Whole Foods Market, Inc. and BJ’s Wholesale Club, Inc. He co-chairs the Endowment Committee for Private Equity at his alma mater, Williams College. Mr. Sokoloff was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

		Served as a
Name	Age	Director Since	Positions with The Container Store
J. Kristofer Galashan	41	2007	Director
Melissa Reiff	64	2007	Chief Executive Officer and Director
Rajendra (“Raj”) Sisodia	61	2013	Director
Caryl Stern	61	2014	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

J. KRISTOFER GALASHAN	Age 41

J. Kristofer Galashan has served on our Board of Directors since August 2007. Mr. Galashan is currently a Partner with LGP, a private equity firm and our majority shareholder, and joined the firm in 2002. Prior to joining LGP he had been in the Investment Banking Division of Credit Suisse First Boston (“CSFB”) in Los Angeles which he joined in 2000 following CSFB’s acquisition of Donaldson, Lufkin & Jenrette (“DLJ”). Mr. Galashan had been with DLJ since 1999. Mr. Galashan also serves on the board of the parent holding companies of BJ’s Wholesale Club and serves on the board of Union Square Hospitality Group, LLC. Mr. Galashan was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

MELISSA REIFF	Age 64

Melissa Reiff has served as our Chief Executive Officer since July 2016. Ms. Reiff has been appointed to succeed William A. (“Kip”) Tindell, III as our Chairperson of the Board and Sharon Tindell as our President, effective as of the conclusion of the Annual Meeting. Previously, Ms. Reiff served as our President and Chief Operating Officer from March 2013 to July 2016, and as our President since 2006. She has also served on our Board of Directors since August 2007 (and on the Board of Directors of The Container Store, Inc. since February 2006). Ms. Reiff joined The Container Store in 1995 as Vice President of Sales and Marketing, and assumed the role of Executive Vice President of Stores and Marketing in 2003. She is a member of the International Women’s Foundation and C200, an organization of leading women in business dedicated to fostering growth and increasing opportunities for women entrepreneurs and corporate leaders worldwide. Ms. Reiff has served on the Board of Directors of Etsy since April 2015, where she is also a member of the compensation committee. She also serves on Southern Methodist University’s Cox School of Business Executive Board and is a sustaining member of the Junior League of Dallas. Ms. Reiff was honored with the 2012‑2013 SMU Cox School of Business Distinguished Alumna award. Ms. Reiff was selected to our Board of Directors because she possesses particular knowledge and experience in retail, marketing, merchandising, operations, communication and leadership.

RAJENDRA (“RAJ”) SISODIA	Age 61

Rajendra (“Raj”) Sisodia was appointed to the Board of Directors in September 2013. Mr. Sisodia has been the FW Olin Distinguished Professor of Global Business at Babson College since September 2013. Previously, Mr. Sisodia taught marketing at Bentley University from September 1998 to August 2013. He has also taught marketing at George Mason University and Boston University. He has authored and co-authored seven books, including Firms of Endearment and Conscious Capitalism. Mr. Sisodia is Co-Chairman and Trustee of Conscious Capitalism, Inc., a non-profit whose focus is fostering businesses that function in a different way than the norm by valuing the deeper purpose of the organization and creating value for all stakeholders. Mr. Sisodia previously served on the Board of Directors of Mastek Ltd. Mr. Sisodia was

selected to our Board of Directors because of the teaching, researching and consulting he has done with businesses during his career as well as the role he has played in developing and refining the principles of Conscious Capitalism.

CARYL STERN	Age 61

Caryl Stern was appointed to the Board of Directors on October 27, 2014. Ms. Stern has served as President and Chief Executive Officer of the U.S. Fund for UNICEF, a child welfare organization, since 2007. Ms. Stern has three decades of non-profit and education experience including serving as the Chief Operating Officer and Senior Associate National Director of the Anti-Defamation League; the founding Director of ADL’s A WORLD OF DIFFERENCE Institute; and the Dean of Students at Polytechnic University. She has served on numerous non-profit Boards including the United Nations International School, Mercy College, and the Martin Luther King Memorial Foundation. Currently, she serves on the Boards of the WE ARE FAMILY Foundation, the Center for Disaster Philanthropy, the SEEDS Academy, and the Advisory Board to the WNBA. Stern is the author of I BELIEVE IN ZERO: Learning from the World’s Children.  Ms. Stern was selected to our Board because of her global business perspective and her organizational leadership, operational and financial expertise.

We believe that all of our current Board members, as well as Ms. Sturgis, a Class III director nominee, possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member and nominee in the individual biographies included in this proxy statement.

PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 28, 2020. Our Board has directed that this appointment be submitted to our shareholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our shareholders and believe that shareholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended March 30, 2019. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting via live webcast and be available to respond to appropriate questions from shareholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the shareholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending April 3, 2021. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of The Container Store.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present via live webcast or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.

PROPOSAL 3 Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a‑21 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company requests that our shareholders cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers identified in the section titled “Executive and Director Compensation” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders hereby approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the section titled “Executive and Director Compensation,” the Summary Compensation Table and the other related tables and disclosures.”

We believe that our compensation programs and policies for the fiscal year ended March 30, 2019 were an effective incentive for the achievement of the Company’s goals, aligned with shareholders’ interest and worthy of continued shareholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Executive and Director Compensation” set forth below in this proxy statement. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay and Company performance.

This vote is merely advisory and will not be binding upon the Company, the Board or the Culture and Compensation Committee, nor will it create or imply any change in the duties of the Company, the Board or the Culture and Compensation Committee. The Culture and Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with the Company’s shareholders and encourages all shareholders to vote their shares on this important matter.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present via live webcast or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval, on an advisory (non‑binding) basis, of the compensation of our named executive officers.

PROPOSAL 4 Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers.

In accordance with the Dodd-Frank Act, the Company requests that our shareholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a shareholder advisory vote to approve the compensation of our named executive officers. By voting on this proposal, shareholders may indicate whether they would prefer that the Company provide for such a shareholder advisory vote at future annual meetings every one year, every two years or every three years. Shareholders may also abstain from the vote.

After careful consideration, the Board determined that providing a shareholder advisory vote to approve the compensation of our named executive officers every year is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board determined that an annual advisory vote on named executive officer compensation will allow shareholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in this and future proxy statements on a more timely and consistent basis than if the vote were held less frequently. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.  We understand that our shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our shareholders on this proposal.

Shareholders of the Company will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) one year;  (2) two years;  (3) three years; or (4) abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. Rather, shareholders are being asked to express their preference regarding the frequency of future advisory votes to approve executive compensation.

VOTE REQUIRED

The frequency that receives the affirmative vote of a majority in voting power of the shares of Common Stock of the Company which are present via live webcast or represented by proxy and entitled to vote on the proposal will be the frequency recommended by shareholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the proposal

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote of ONE YEAR as the frequency of future advisory votes to approve the compensation of our named executive officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed The Container Store’s audited financial statements for the fiscal year ended March 30, 2019 and has discussed these financial statements with management and The Container Store’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, The Container Store’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Container Store’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and The Container Store, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from The Container Store. Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in The Container Store’s Annual Report on Form 10‑K for the fiscal year ended March 30, 2019.

Robert E. Jordan  (Chair)

Rajendra (“Raj”) Sisodia

Caryl Stern

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2018	Fiscal 2017
Audit Fees	$1,700,945	$1,569,500
Audit-Related Fees	—	—
Tax Fees	$150,095	$102,280
All Other Fees	$3,394	$2,160
Total Fees	$1,854,434	$1,673,940

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10‑Q and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.”

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning, and tax advice.

ALL OTHER FEES

All other fees were paid for an online technical research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee’s charter provides that the Audit Committee, or the chair of the committee, must pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
William A. (“Kip”) Tindell, III[1]	66	Chairman of the Board of Directors
Melissa Reiff [2]	64	Chief Executive Officer and Director
Sharon Tindell[3]	63	President, Chief Merchandising Officer and Director
Jodi Taylor[4]	57	Chief Financial Officer, Chief Administrative Officer and Secretary
Melissa Collins[5]	52	Executive Vice President and Chief Marketing Officer
John Gehre[6]	49	Executive Vice President of Merchandising and Planning

[1]

William A. (“Kip”) Tindell, III has served as Chairman of our Board of Directors since August 2007 (and on the Board of Directors of The Container Store, Inc. since July 1978). Mr. Tindell served as our Chief Executive Officer from 2006 to 2016. Prior to that, he served as President and Chief Operating Officer of The Container Store through 2005. Mr. Tindell was presented Ernst & Young’s Entrepreneur of the Year award in 1991 and is a recipient of the National Retail Federation’s 1998 Innovator of the Year Award. In 2006 he was inducted into the Retailing Hall of Fame and is a 2009 Junior Achievement of Dallas Business Hall of Fame inductee. In 2011 Mr. Tindell received the National Retail Federation’s Gold Medal Award, which is generally regarded as the industry’s top accolade, given to individuals who have served the industry with distinction and achieved a national reputation for excellence to the retail craft. He is a member of the Dallas Arboretum CEO Advisory Council and serves on the Board of Directors of Baylor Healthcare Systems Foundation. Mr. Tindell previously served on the Board of Directors of Whole Foods Market, Inc. Mr. Tindell also serves on the executive board of the National Retail Federation as its Chairman, and served on the Board of Directors of the National Retail Federation Foundation from 2010 to 2013. He serves on the board of Conscious Capitalism Institute and Conscious Capitalism, Inc., a community of like-minded business, thought and academic leaders working to elevate humanity through a conscious approach to business. Mr. Tindell is an active member of the Dallas Salesmanship Club, a nonprofit organization dedicated to transforming children’s futures by serving at risk families in the Greater Dallas area. Mr. Tindell was selected to our Board of Directors because of the perspective, experience and operational expertise in our business that he developed while he was our Chief  Executive Officer. Mr. Tindell is married to Sharon Tindell, our President and Chief Merchandising Officer. As discussed above under “Proposal 1 Election of Directors,” Mr.  Tindell will retire from his role as Chairman of our Board of Directors at the conclusion of the Annual Meeting.

[2]	See biography on page 12 of this proxy statement.
[3]

Sharon Tindell has served as our President and Chief Merchandising Officer since July 2016, Chief Merchandising Officer since 2006 and has served on our Board of Directors since August 2007 (and on the Board of Directors of The Container Store, Inc. since April 1988). In 1980, she joined us full-time, working on the sales floor, managing inventory and participating in other tasks that put her in direct touch with the store’s innovative product mix and customers’ storage and organization challenges and became our first buyer in 1981. In her current role, Ms. Tindell leads our merchandising vision, as well as our focus on custom closet solutions, development of exclusive and proprietary products, store format and design, and the visual impact of the customer’s shopping experience. She also oversees supply chain and logistics, as well as the Company’s  Elfa International AB subsidiary serving as its Board Chair. In 2006, Ms. Tindell was inducted into the Retailing Hall of Fame, the first woman selected for this honor. Ms. Tindell also serves on the board of directors of the Perot Museum of Nature and Science. Ms. Tindell was selected to our Board of Directors because she possesses particular knowledge and experience in retail and merchandising as well as an understanding of our business and our customer. Sharon Tindell is married to William A. (“Kip”) Tindell, III, our Chairman of the Board of Directors. As discussed above under “Proposal 1 Election of Directors,” Ms. Tindell will retire from her role as the Company’s President and Chief Merchandising Officer at the conclusion of the Annual Meeting.

[4]

Jodi Taylor has served as our Chief Financial Officer and Chief Administrative Officer since July 2016, Chief Financial Officer since December 2007, and as our Secretary since October 2013. Ms. Taylor is responsible for the business areas of Finance, Accounting, Investor Relations, Real Estate, Procurement, Payroll, Benefits, Legal, and Loss Prevention. Prior to joining us, Ms. Taylor served as Chief Financial Officer and Secretary from 1998 to 2007 at Harold’s, a then publicly traded apparel retailer. From 1986 to 1998, Ms. Taylor was an executive with Baby Superstore, Inc. or successor companies, which after an IPO in 1994, was ultimately acquired by Toys “R” Us, Inc. in 1996. Ms. Taylor was formerly an auditor with Deloitte, Haskins, & Sells (now Deloitte & Touche).

[5]

Melissa Collins has been with The Container Store for 21  years and has served as our Executive Vice President and Chief Marketing Officer since July 1, 2016. Ms. Collins serves as the Company’s primary marketing strategist, and oversees such key functional areas as brand positioning, advertising, public relations, digital marketing, visual merchandising, e-commerce, social media and “POP! Perfectly Organized Perks”, our customer engagement and loyalty program. Previously, from August 2008 to July 2016, Ms. Collins served as Vice President of Creative and Online. Prior to that, she served in a variety of roles with increasing responsibility, beginning as Art Director and progressing to Senior Director of Creative and Online Services.

[6]

John Gehre has served as our Executive Vice President of Merchandising and Planning since May 2018, with responsibility for product assortment, inventory allocation, global sourcing initiatives and private label strategy. Mr. Gehre has been appointed to succeed Sharon Tindell as our Chief Merchandising Officer, effective as of the conclusion of the Annual Meeting. Prior to joining The Container Store, Mr. Gehre served as the Vice President of General Merchandise, Global Sourcing, and Front End from February 2007 to January 2018 at H-E-B, an American supermarket chain.  Mr. Gehre previously gained experience in merchandise planning, product development, omni-channel marketing, and supply chain with BJ’s Wholesale, Linens ‘n Things, Saks Fifth Avenue and Federated. Mr. Gehre currently serves as a member of the board of directors of Global Market Development Center.

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Culture and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of The Container Store. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investor Relations” page of our website located at www.containerstore.com, or by writing to our Secretary at our offices at 500 Freeport Parkway, Coppell, Texas 75019.

Board Composition

Our Board of Directors currently consists of ten members: Timothy J. Flynn, J. Kristofer Galashan, Robert E. Jordan, Melissa Reiff, Walter Robb, Rajendra (“Raj”) Sisodia, Jonathan D. Sokoloff, Caryl Stern, Sharon Tindell and William A. (“Kip”) Tindell, III. As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of shareholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Because LGP controls a majority of the voting power of our Common Stock, we expect that LGP will control the election of our directors.

Controlled Company Exemptions

Certain affiliates of LGP control a majority of the voting power of our outstanding Common Stock. As a result, we are a “controlled company” under the rules of the New York Stock Exchange (“NYSE”). As a controlled company, we are not required to comply with certain corporate governance requirements, including the following requirements: that a majority of our Board of Directors consists of “independent directors,” as defined under the NYSE rules; that we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and that we conduct an annual performance evaluation of our Nominating and Corporate Governance Committee and Culture and Compensation Committee.

Currently, a majority of the directors on our Board are independent, and our Culture and Compensation Committee and Nominating and Corporate Governance Committee each consist entirely of independent directors. However, for so long as we remain a “controlled company,” we may avail ourselves of the exemptions available to “controlled companies” in the future.

If at any time we cease to be a “controlled company” under the NYSE rules, our Board intends to take any action that may be necessary to comply with the NYSE rules, subject to a permitted “phase-in” period.

Director Independence

Our Board of Directors has affirmatively determined that each of Timothy J. Flynn, J. Kristofer Galashan, Robert E. Jordan, Walter Robb, Rajendra (“Raj”) Sisodia, Jonathan Sokoloff, Caryl Stern and Wendi Sturgis is an “independent director,” as defined under NYSE rules. In evaluating and determining the independence of the directors, the Board considered that The Container Store may have certain relationships with its directors. Specifically, the Board considered that Messrs. Flynn, Galashan and Sokoloff are affiliated with LGP, which owns approximately 56.2% of our outstanding Common Stock as of July 5, 2019. The Board determined that this relationship does not impair their independence from us and our management. The Board also considered that Messrs. Flynn and Sokoloff serve on the board of directors of Advantage Solutions, Inc. (“Advantage”), a company that provides online advertising services to the Company, and that LGP owns approximately 33% of Advantage’s common stock. Since the beginning of fiscal 2018, the Company paid approximately $263,000 in fees to Advantage. The Board has determined that the Company’s relationship with Advantage does not impair the independence of Messrs. Flynn and Sokoloff from us and our management.

Director Candidates

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board of Directors that may be included in any stockholders agreement to which we are a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders.

Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including strength of character, mature judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board and (ii) all other factors it considers appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. In particular, experience, qualifications or skills in the following areas are particularly relevant: retail merchandising; marketing and advertising; consumer goods; sales and distribution; accounting, finance, and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; people management; communications and interpersonal skills and board practices of other major corporations. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

Shareholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, The Container Store Group, Inc., 500 Freeport Parkway, Coppell, Texas 75019. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Wendi Sturgis was recommended by a non-employee director.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the lead director, chairperson of any of the Audit, Nominating and Corporate Governance, and Culture and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 500 Freeport Parkway, Coppell, Texas, 75019, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

Board Leadership Structure and Role in Risk Oversight

Our Corporate Governance Guidelines provide that the roles of Chairperson of the Board and Chief Executive Officer may be separated or combined, and our Board of Directors exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, the roles are separate, with Mr. Tindell serving as Chairman of the Board and Melissa Reiff serving as our Chief Executive Officer. However, effective as of the conclusion of the Annual Meeting, Mr. Tindell will retire as Chairman of the Board and will be succeeded by Ms. Reiff, who will serve as both our Chief Executive Officer and Chairperson of the Board until the conclusion of the Annual Meeting of Shareholders in 2021. The Board has carefully considered its leadership structure and determined that combining the positions of Chief Executive Officer and Chairperson of the Board following Mr. Tindell’s retirement will serve the best interests of the Company and its shareholders. Specifically, the Board believes that Ms. Reiff is best situated to serve as Chairperson during the transitionary period following Mr. Tindell’s retirement.

We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Our Board of Directors will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Corporate Governance Guidelines provide that whenever our Chairman of the Board is also our Chief Executive Officer or is a director that does not otherwise qualify as an independent director, the independent directors will elect a lead director whose responsibilities include presiding over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors or the non-management directors; assisting in scheduling Board meetings and approving meeting schedules; communicating and collaborating with the Chief Executive Officer on various matters; and acting as the liaison between the independent or non-management directors and the Chairman of the Board, as appropriate. The full list of responsibilities of our lead director may be found in Annex A to our Corporate Governance Guidelines. Our independent directors have elected Robert E. Jordan to serve as our lead director until the 2019 Annual Meeting of Shareholders, at which time the independent directors intend to elect a lead director to serve until the 2020 Annual Meeting of Shareholders.

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including cybersecurity, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website located at www.containerstore.com in the “Corporate Governance” section of the “Investor Relations” page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in all hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving our equity securities.

Attendance by Members of the Board of Directors at Meetings

There were four (4) meetings of the Board of Directors during the fiscal year ended March 30, 2019. During the fiscal year ended March 30, 2019, each Director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the Director served during the period in which he or she served as a Director.

Our Corporate Governance Guidelines provide that all directors are expected to make best efforts to attend the Annual Meeting. All Ten (10) directors who were members of our Board at the time of the 2018 Annual Meeting of Shareholders attended the meeting.

Executive Sessions

The non-management members of the Board meet in regularly scheduled executive sessions. Robert E. Jordan, as the current lead director, presides over the regularly scheduled executive sessions at which he is present.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Culture and Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Nominating and Corporate
Name	Audit	Culture and Compensation	Governance
Timothy J. Flynn*		Chair
J. Kristofer Galashan*			X
Robert E. Jordan*	Chair	X
Melissa Reiff
Walter Robb*		X	X
Rajendra (“Raj”) Sisodia*	X		Chair
Jonathan D. Sokoloff*
Caryl Stern*	X	X
Sharon Tindell
William A. (“Kip”) Tindell, III

*    Independent director

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include, but are not limited to:

•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence from management;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and
•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The members of the Audit Committee are Robert E. Jordan, Caryl Stern and Rajendra (“Raj”) Sisodia, with Mr. Jordan serving as Chair. Our Board of Directors has affirmatively determined that each of Mr. Jordan, Ms. Stern and Mr. Sisodia meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A‑3 and the NYSE rules. In addition, our Board of Directors has determined that Mr. Jordan qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S K.

The Audit Committee met eight (8) times during the fiscal year ended March 30, 2019.

CULTURE AND COMPENSATION COMMITTEE

The Culture and Compensation Committee is responsible for, among other matters:

•	reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers;
•	appointing and overseeing any compensation consultants; and
•	preserving and enhancing our strong culture.

The Culture and Compensation Committee consults with the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. Under its charter, the Culture and Compensation Committee is permitted to delegate its authority to a subcommittee of the committee, and has formed a Section 16 subcommittee. The members of our Culture and Compensation Committee are Robert E. Jordan, Walter Robb, Caryl Stern and Timothy J. Flynn, with Mr. Flynn serving as Chair. Robert E. Jordan, Walter Robb, Caryl Stern and Timothy J. Flynn each qualify as independent under the NYSE’s heightened independence standards for members of a compensation committee.

The Culture and Compensation Committee met four (4) times during the fiscal year ended March 30, 2019.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

•	identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors; and
•	developing and recommending to our Board of Directors a set of corporate governance guidelines and principles.

Our Nominating and Corporate Governance Committee consists of J. Kristofer Galashan, Walter Robb, and Rajendra (“Raj”) Sisodia, with Mr. Sisodia serving as Chair, each of whom is an independent director under NYSE rules.

The Nominating and Corporate Governance Committee met four (4) times during the fiscal year ended March 30, 2019.

Executive and Director Compensation

DIRECTOR COMPENSATION

Unless specifically set forth in this section captioned "Director Compensation," the tabular and other disclosure herein regarding director compensation (including, without limitation, the number of shares and exercise price for stock options related to periods prior to the initial public offering of our Common Stock (our "IPO")) give effect to the approximate 5.9:1 stock split that occurred in connection with our IPO.

Fiscal 2018 Director Compensation Table

	Fees Earned or
	Paid in Cash	Stock Awards	Total
Name	($)[1]	($)[2,3]	($)
Jonathan D. Sokoloff	$80,000	100,000	$180,000
Timothy J. Flynn	$90,000	100,000	$190,000
J. Kristofer Galashan	$80,000	100,000	$180,000
Walter Robb	$80,000	100,000	$180,000
Rajendra ("Raj") Sisodia	$90,000	100,000	$190,000
Robert E. Jordan	$100,000	100,000	$200,000
Caryl Stern	$80,000	100,000	$180,000

[1]	Consists of amounts described below under "Narrative Disclosure to Director Compensation Table".
[2]

Represents the aggregate grant date fair value for restricted stock awards granted in fiscal 2018, determined in accordance with FASB ASC Topic 718. See Note 7‑Stock-based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10‑K for the fiscal year ended March 30, 2019 for the assumptions used in valuing such restricted stock awards.

[3]	The following table sets forth the aggregate numbers of shares of restricted stock and stock options held by each of our non-employee directors on March 30, 2019.

	Aggregate Number
	of Restricted	Aggregate Number
	Stock	of Stock Options
Name	As of 03/30/19(#)	As of 03/30/19(#)
Jonathan D. Sokoloff	9,158	109,150
Timothy J. Flynn	9,158	109,150
J. Kristofer Galashan	9,158	109,149
Walter Robb	9,158	122,752
Rajendra ("Raj") Sisodia	9,158	122,752
Robert E. Jordan	9,158	122,752
Caryl Stern	9,158	94,691

Narrative Disclosure to Director Compensation Table

Non-Employee Director Compensation Policy

In connection with our IPO, our Board of Directors adopted a compensation policy that is applicable to all of our non-employee directors. We revised the policy on October 27, 2014, March 28, 2017, March 28, 2018, and again on April 8, 2019. Pursuant to the current version of this policy, as revised, each non-employee director receives an annual cash retainer of $80,000, payable quarterly. The chairperson of each Committee of the Board of Directors receives an additional annual cash retainer of $15,000 per year. The Lead Director of the Board of Directors receives an additional annual cash retainer of $25,000 per year. In the case of the directors affiliated with LGP, such retainers are paid directly to LGP and not to the director individually. There are no fees paid for board or committee meeting attendance. All directors receive reimbursement for reasonable out-of-pocket expenses incurred in connection with meetings of our Board of Directors.

Pursuant to our non-employee director compensation policy each non-employee director receives an annual grant of an equity award of stock options, restricted shares or restricted stock units, as determined by our Board of Directors (pursuant to the policy in effect prior to 2018, such equity award was solely in the form of stock options), under the Amended and Restated 2013 Incentive Award Plan (described below) with a grant date fair value of approximately $100,000. Each non-employee director initially elected or appointed to our Board of Directors on a date other than the date of an annual meeting of shareholders will be granted a prorated portion of the annual award for the applicable year. If an equity award is in the form of stock options, the per-share exercise price of each stock option granted to a non-employee director will equal the fair market value of a share of our Common Stock on the date of grant. Each such equity award granted under the non-employee director compensation policy generally vests ratably in equal annual installments over three years, subject to the non-employee director’s continued service through the vesting date, subject to acceleration immediately prior to the occurrence of a change in control.

On February 25, 2015, we adopted a non-employee director stock ownership policy, pursuant to which each non-employee director is required over time to hold a number of shares of Common Stock with a value, measured based on the fair market value of a share of our Common Stock on the date of measurement, equal to one times the cash compensation received for his or her first full year of service on our Board of Directors.  For these purposes, shares include only vested shares of stock or stock options, and with respect to stock options, a number of shares with a value equal to the exercise price of the stock option is subtracted from the shares subject to the option.  Compliance with the guidelines is required within five years of a director joining our Board of Directors or, if later by February 25, 2020, the fifth anniversary of the date of adoption of the policy.  Following the first date on which a non-employee director holds the minimum number of shares that meets the relevant equity threshold, such non-employee director will be deemed to continue to comply with the policy so long as such non-employee director continues to hold at least as many such shares, notwithstanding any decrease in the fair market value per share of our Common Stock or any increase in cash compensation following such date.  As of March 30, 2019, all of our directors were in compliance with our non-employee director stock ownership policy.

William A. ("Kip") Tindell, III Employment Agreement

Mr. Tindell serves as both an executive officer and a director of the Company pursuant to an employment agreement entered into between the Company and him on May 6, 2016, effective as of July 1, 2016. Mr. Tindell did not receive any compensation in respect of his service as a director in fiscal 2018.

The term of Mr. Tindell’s employment agreement will expire on the date of the Annual Meeting of the Company’s shareholders in 2019. Mr. Tindell will not be standing for re-election at the 2019 Annual Meeting. The agreement provides that, during the term, Mr. Tindell will be Chairman of the Board, a director on the board of directors of Elfa and an employee of the Company. It provides for an annual base salary of $675,000 during fiscal 2016 and $350,000 thereafter during the term and for an annual cash performance-based bonus for fiscal 2016 with a target of 20% of his annual base salary and a maximum of 40% of his annual base salary. Mr. Tindell was not entitled to an annual cash bonus in fiscal 2017 or 2018 and will not be entitled to an annual cash bonus in fiscal 2019. Pursuant to Mr. Tindell’s employment agreement, during the term, he is entitled to receive the same type and amount of equity-based compensation awards provided generally to the Company’s non-employee directors from time to time.

Mr. Tindell’s employment agreement provides certain severance benefits upon termination by us without cause or by Mr. Tindell for good reason. Cause is generally defined as (a) a material breach by Mr. Tindell of any material provision of his agreement that is not corrected by him within 30 days after receipt of written notice from us specifying such breach, to the extent such breach is capable of cure, (b) Mr. Tindell’s conviction of, or entry by him of a guilty or nolo contendere plea to, the commission of a felony or a crime involving moral turpitude, other than vicarious liability or traffic violations, (c) Mr. Tindell’s intentional breach of company policies constituting theft or embezzlement from us or any of our customers or suppliers; or (d) Mr. Tindell’s gross neglect or intentional misconduct in connection with the performance of any material portion of Mr. Tindell’s duties (which, in the case of Mr. Tindell’s gross neglect, is not corrected by Mr. Tindell within 30 days after receipt of written notice from us specifying such neglect, to the extent that such neglect is capable of cure). Good reason is generally defined as (i) an adverse change in Mr. Tindell’s title or reporting line or material duties, authorities or responsibilities, (ii) the assignment to Mr. Tindell of duties materially inconsistent with his position, (iii) a material breach by us of any material provision of his employment agreement, (iv) a reduction of his annual base salary or benefits or annual bonus opportunity, (v) a failure by us to pay any portion of his annual base salary or bonus or to otherwise provide benefits provided for in his agreement, or (vi) our requiring him to be headquartered at any office or location more than 50 miles from Coppell, Texas, except for required travel on our business to an extent substantially consistent with his prior business travel obligations, in each case subject to applicable notice and cure provisions.

Upon a termination of employment by us without cause or due to disability or by Mr. Tindell for good reason, (a) he would be eligible to receive one times his then-current annual base salary, payable in equal installments over one year on our regular payroll schedule, (b) all unvested equity awards held by him would be treated as provided in our non-employee director compensation policy, and (c) he and his eligible dependents would be entitled to continuation of medical and welfare benefits for two years following the termination date, paid for by us.

Upon a termination of employment due to Mr. Tindell’s death, all unvested equity awards held by him would be treated as provided in our non-employee director compensation policy.

Pursuant to Mr. Tindell’s employment agreement, any severance payment payable to Mr. Tindell remains subject to his execution of a release of claims in favor of us.

Also under Mr. Tindell’s employment agreement, Mr. Tindell agrees that, during his employment with us and during the two-year period following the termination date, he would not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

EXECUTIVE COMPENSATION

The discussion below provides compensation information for our "named executive officers," consisting of our principal executive officer and our two other most highly compensated executive officers. Our named executive officers for fiscal 2018 were:

•

Melissa Reiff, who has served as Chief Executive Officer since July 1, 2016, and who will also serve as (i) President as of the conclusion of the Annual Meeting,  (ii) the Chairperson of our Board of Directors as of the conclusion of the Annual Meeting and (iii) Chairperson of the Board of Directors of Elfa International AB commencing on the date that the current Chairperson resigns (but no later than the conclusion of the 2019 Annual Meeting) and ending on March 1, 2021.

•

Sharon Tindell, who has served as President and Chief Merchandising Officer since July 1, 2016 and also serves as a member of our Board of Directors and Chairperson of the board of directors of Elfa International AB.  Ms. Tindell will step down from her President and Chief Merchandising Officer positions at the conclusion of the 2019 Annual Meeting and will resign from her board positions on or prior to such Annual Meeting.

•

Jodi Taylor, who has served as Chief Financial Officer, Chief Administrative Officer and Secretary since July 1, 2016, and who will cease serving as Chief Financial Officer between March 1, 2020 and September 1, 2020, on a date mutually agreed to between her and the Company.

Unless specifically set forth in this section captioned "Executive Compensation", the tabular and other disclosure herein regarding executive compensation (including, without limitation, the number of shares and exercise price for stock options related to periods prior to our IPO) give effect to the approximate 5.9:1 stock split that occurred in connection with our IPO.

Summary Compensation Table

The following table shows the compensation earned by our named executive officers during fiscal 2017 and fiscal 2018.

				Non equity
Name and				incentive plan	All other
principal		Salary	Stock awards	compensation	compensation	Total
position	Fiscal year	($)	($)[1]	($)[2]	($)[3]	($)
Melissa Reiff	2018	812,692	1,000,000	672,000	3,421	2,488,113
Chief Executive Officer	2017	800,000	—	831,000	—	1,631,000

Sharon Tindell	2018	650,000	455,000	537,000	4,750	1,646,750
President and Chief Merchandising Officer	2017	650,000	—	675,000	—	1,325,000

Jodi Taylor	2018	537,692	367,500	304,000	2,748	1,211,940
Chief Financial Officer and Chief Administrative Officer	2017	525,000	—	241,000	—	766,000

[1]

Reflects the aggregate grant date fair value of (i) time-based restricted stock awards granted in fiscal 2018, which equaled $250,000 for Ms. Reiff, $113,750 for Ms. Tindell and $91,875 for Ms. Taylor, and (ii) performance-based restricted stock awards, which, based upon 100% achievement of performance targets that represented the probable outcome of the performance targets, equaled $750,000 for Ms. Reiff, $341,250 for Ms. Tindell and $275,625 for Ms. Taylor. At maximum achievement of the performance targets, the values of the performance-based restricted stock awards would have been $975,000 for Ms. Reiff, $443,625 for Ms. Tindell and $358,313 for Ms. Taylor. See Note 7‑Stock Based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10‑K for Fiscal 2018 for the assumptions used in valuing such restricted stock awards. See "Executive Compensation—Narrative Disclosure to Summary Compensation Table—Long Term Equity Incentives" below for a description of these awards. There were no stock awards granted to our named executive officers in fiscal 2017.

[2]

The amounts in this column reflect the cash awards earned by Mses. Reiff, Tindell and Taylor under our annual bonus programs for fiscal 2018 and fiscal 2017 performance as described further under "Executive Compensation—Narrative Disclosure to Summary Compensation Table—Annual Cash Incentives" below.

[3]	Reflects 401(k) matching contributions made to the named executive officers’ accounts by us.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

In fiscal 2018, we compensated our named executive officers through a combination of base salary, annual cash incentive opportunities and other benefits as described below. Our named executive officers also were granted time-based and performance-based restricted shares and continued to hold stock options, time-based restricted shares, and performance-based restricted shares granted in previous years.

Base Salary

The base salaries for our named executive officers have been determined pursuant to negotiation, as set forth in employment agreements, described below. The base salaries of the named executive officers are subject to annual review by the Culture and Compensation Committee. Mses. Reiff and Taylor received raises in connection with the negotiation of their new employment agreements in fiscal 2018.

Annual Cash Incentives

In fiscal 2018, all named executive officers were eligible to receive annual performance-based cash bonuses based on percentages of base salary under the Amended and Restated 2013 Incentive Award Plan. The bonuses were determined using a performance grid based on our total consolidated annual sales, same store sales, and consolidated adjusted annual EBITDA.

For fiscal 2018, the minimum bonus level under the Amended and Restated 2013 Incentive Award Plan for each of our named executive officers was set at 0% of annual base salary, and the maximum level was set at

200% of annual base salary for Mses. Reiff and Tindell and 150% for Ms. Taylor. The target level was established at 130% of annual base salary for Mses. Reiff and Tindell and 85% of annual base salary for Ms. Taylor. With respect to such target levels for fiscal 2018, 60% was based upon consolidated adjusted annual EBITDA, 20% on total consolidated annual sales and 20% on same store sales. The actual amounts paid as bonuses for 2018 are shown in the Summary Compensation Table above in the "Non equity incentive plan compensation" column.

Long Term Equity Incentives

Prior to our IPO, we maintained an equity incentive plan, the 2012 Stock Option Plan of TCS Holdings, Inc. (the "2012 Stock Option Plan"), pursuant to which, on June 20, 2012, we granted stock options to Ms. Taylor and Ms. Reiff. Like the stock options granted under the 2012 Stock Option Plan to our other employees, such stock options were originally scheduled to vest in equal installments over five years from the date of grant, but the vesting of all the stock options granted under the 2012 Stock Option Plan was fully accelerated as of the consummation of our IPO. Ms. Tindell was not granted any stock options under the 2012 Stock Option Plan in light of her pre-existing ownership of our common and preferred stock. As of our IPO, no further stock options have been or will be granted under the 2012 Stock Option Plan.

Upon our IPO, we adopted, and our shareholders approved, our 2013 Incentive Award Plan, which permits the granting of stock-based compensation awards and cash-based performance bonus awards. In 2017, our Board of Directors adopted, and our shareholders approved, our Amended and Restated 2013 Incentive Award Plan. The Amended and Restated 2013 Incentive Award Plan provides for the grant of, among other awards, stock options, stock appreciation rights, or SARs (as defined below), restricted stock awards, restricted stock unit awards, deferred stock awards, deferred stock unit awards, dividend equivalent awards, stock payment awards, performance awards and other stock-based awards.

In connection with our IPO, we granted stock options to certain of our employees, including the stock options granted to the named executive officers shown in the Fiscal 2018 Outstanding Equity Awards at Fiscal Year-End table below. All such stock options were immediately vested and exercisable as of the consummation of our IPO. We have not granted any other stock options to our named executive officers.

On July 1, 2016, in connection with the negotiation of new employment agreements for the named executive officers, we granted, under our Amended and Restated 2013 Incentive Award Plan, 46,125 time-based restricted shares to Ms. Reiff, 18,438 time-based restricted shares to Ms. Tindell and 11,526 time-based restricted shares to Ms. Taylor, each vesting in equal annual installments on April 1, 2017, April 1, 2018 and April 1, 2019, subject only to continued employment. In addition, we granted 179,889 performance-based restricted shares to Ms. Reiff, 71,910 performance-based restricted shares to Ms. Tindell and 44,954 performance-based restricted shares to Ms. Taylor. Such numbers of performance-based restricted shares represent the maximum number of shares, of which 75% could have performance-vested based on the Company’s performance with respect to certain consolidated adjusted annual EBITDA goals in fiscal 2016 and 25% could have performance-vested based on the Company’s performance with respect to certain total consolidated annual sales goals in fiscal 2016. Such figures represent 130% of the target amounts for such awards. Based on fiscal 2016 performance, Ms. Reiff performance-vested in 62,269 such restricted shares; Ms. Tindell performance-vested in 24,891 such restricted shares and Ms. Taylor performance-vested in 15,561 such restricted shares. Of such shares that have performance-vested, one-third time-vested on April 1, 2018, one-third time-vested on April 1, 2019 and the remainder will time-vest on April 1, 2020, subject to continued employment.

On June 1, 2018, we granted, under our Amended and Restated 2013 Incentive Award Plan, 32,552 time-based restricted shares to Ms. Reiff, 14,811 time-based restricted shares to Ms. Tindell and 11,963 time-based restricted shares to Ms. Taylor, each vesting in equal annual installments on June 1, 2019, June 1, 2020 and June 1, 2021, subject only to continued employment. In addition, we granted 126,952 performance-based restricted shares to Ms. Reiff, 57,762 performance-based restricted shares to Ms. Tindell and 46,654 performance-based restricted shares to Ms. Taylor. Such numbers of performance-based restricted shares represent the maximum number of shares, of which 60% could have performance-vested based on the Company’s performance with respect to certain consolidated adjusted annual EBITDA goals, 26.7% could have performance-vested based on total consolidated annual sales and 13.3% could have performance-vested based on achievement of strategic initiatives. Such figures represent 130% of the target amounts for such awards. Based on fiscal 2018 performance, Ms. Reiff performance-vested in 59,473 such restricted shares; Ms. Tindell performance-vested in 27,060 such restricted shares and Ms. Taylor performance-vested in 21,856 such restricted shares.  Such shares that have performance-vested will time-vest in equal annual installments on June 1, 2019, June 1, 2020 and June 1, 2021, subject to continued employment.

All equity awards held by the named executive officers as of March 30, 2019 are shown in the Fiscal 2018 Outstanding Equity Awards at Fiscal Year-End Table below.

Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to covered employees who are employed as of the end of the year. Prior to the U.S. Tax Cuts and Jobs Act of 2017 (the "Tax Reform Act"), compensation that qualified as "performance-based" under Section 162(m) of the Code was exempt from this $1 million deduction limitation. As part of the Tax Reform Act, the ability to rely on the "performance-based" exemption was, with certain limited exceptions, eliminated. Although we maintain compensation plans that originally were intended to permit the payment of compensation deductible under Section 162(m) of the Code, we may no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee, subject to the Tax Reform Act’s limited transition relief rules.

Nonqualified Deferred Compensation Plan

In fiscal 2018, Mses. Reiff and Taylor participated in a nonqualified deferred compensation plan pursuant to which participants may defer up to 50% of their base salaries and up to 100% of their bonuses until termination of employment. All employee contributions and earnings on such amounts are fully vested at all times. We may also make discretionary contributions to participants’ accounts, which vest in equal installments over six years, subject to acceleration upon a change of control. We have not made any such discretionary contributions in recent years. Participants may elect to invest the amounts in the plan in various established funds.

Perquisites and Other Benefits

We maintain, and the named executive officers participate in, a 401(k) retirement savings plan. Each participant may contribute to the 401(k) plan, through payroll deductions, up to 80% of his or her salary limited to the maximum allowed by the Internal Revenue Service regulations. All amounts contributed by employee participants and earnings on these contributions are fully vested at all times and are not taxable to participants until withdrawn. Employee participants may elect to invest their contributions in various established funds. We may also make contributions to the accounts of plan participants.

Our compensation program does not include any other material benefits or perquisites for our named executive officers. Except as set forth above, our named executive officers generally participate in the same programs as our other employees.

Employment Agreements

On January 23, 2019, in connection with long-term succession planning, Mses. Reiff, Tindell and Taylor entered into new amended and restated employment agreements, effective as of January 23, 2019, that superseded their prior agreements.

Melissa Reiff

Ms. Reiff’s employment agreement has a term ending on March 1, 2021. Ms. Reiff’s employment agreement provides that she will serve as (i) Chief Executive Officer, (ii) the Chairperson of the Board between the 2019 annual meeting and the 2021 annual meeting, and (iii) Chairperson of the board of directors of Elfa International AB commencing on the date the current Chairperson of the board of directors of Elfa International AB resigns (but no later than at the conclusion of the 2019 annual meeting) and ending on March 1, 2021. Ms. Reiff’s employment agreement provides for an annual base salary of $875,000 (which was increased from $800,000 in the January 2019 amendment), subject to review annually for possible increase. The agreement also provides for an annual cash performance-based bonus with a target of 130% of annual base salary and a maximum of 200% of annual base salary and annual grants of equity awards during the term. In addition, for the period commencing on March 1, 2021 and ending at the conclusion of the 2021 annual meeting of shareholders, the Company has agreed to pay Ms. Reiff a $200,000 fee in respect of her service as Chairperson of the Board.

Ms. Reiff’s employment agreement provides certain severance benefits upon termination by us without “Cause” or by Ms. Reiff for “Good Reason”. Cause is generally defined as (a) a material breach by Ms. Reiff of any material provision of her agreement that is not corrected by her within 30 days after receipt of written notice from us specifying such breach, to the extent such breach is capable of cure, (b) her conviction of, or entry by her of a guilty or nolo contendere plea to, the commission of a felony or a crime involving moral turpitude, other than vicarious liability or traffic violations, (c) her intentional breach of company policies constituting theft or embezzlement from us or any of our customers or suppliers; or (d) her gross neglect or intentional misconduct in connection with the performance of any material portion of her duties (which, in the case of her gross neglect, is not corrected by her within 30 days after receipt of written notice from us specifying such neglect, to the extent that such neglect is capable of cure). Good Reason is generally defined as (i) an adverse change in Ms. Reiff’s title or reporting line or material duties, authorities or responsibilities, (ii) the assignment to Ms. Reiff of duties materially inconsistent with her position, (iii) a material breach by us of any material provision of her employment agreement, (iv) a reduction of her annual base salary or benefits (other than any such reduction by no more than 10% of her annual base salary which is part of, and generally consistent with, a general reduction affecting other of our similarly situated executives) or annual bonus opportunity, (v) a failure by us to pay any portion of her annual base salary or bonus or to otherwise provide benefits provided for in her agreement, or (vi) our requiring her to be headquartered at any office or location more than 50 miles from Coppell, Texas, except for required travel on the Company’s business to an extent substantially consistent with Ms. Reiff’s present business travel obligations, in each case subject to applicable notice and cure provisions.

Upon a termination of employment by us without Cause or due to disability or by Ms. Reiff for Good Reason, (a) she would be eligible to receive two times the sum of (i) her then-annual base salary and (ii) the greater of (1) her annual bonus earned for the immediately preceding fiscal year and (2) 130% of her annual base salary (prorated based on the number of days that she is employed by us during the fiscal year in which the date of termination occurs), payable in equal installments over two years on our regular payroll schedule, (b) her unvested equity awards subject solely to service-based vesting would become fully vested and exercisable, (c) her performance-based restricted shares for which the applicable performance period has ended would vest in the amount determined based on actual level of achievement of performance targets, and (d) she and her eligible dependents would be entitled to continuation of medical and welfare benefits for two years following the termination date, paid for by us.

Pursuant to the January 2019 amendment to Ms. Reiff’s employment agreement, upon a termination of employment by us without Cause or by Ms. Reiff for Good Reason within the two years following the date of a Change in Control (as defined in Ms. Reiff’s employment agreement), all restricted share awards subject to performance-based vesting with ongoing performance periods will fully vest in the amount that would have otherwise vested if the performance targets underlying such equity awards had been achieved at maximum levels.

The January 2019 amendment also added a severance provision that applies upon a termination of employment due to expiration of the term.  Upon such a termination, Ms. Reiff would be eligible to receive severance that is substantially similar to that which Ms. Reiff would receive in the event of a termination of employment by us without Cause or by Ms. Reiff for Good Reason (outside the Change in Control context), with the exception that Ms. Reiff would receive continued cash payments of an amount equal to one times (rather than two times) the sum of (x) her annual base salary in effect immediately prior to the termination date and (y) the greater of (I) her earned annual bonus for the fiscal year immediately prior to the fiscal year in which the termination date occurs and (II) 130% of her annual base salary (with the amount in clause (y) prorated based on the number of days that she is employed by the Company during the fiscal year in which the termination date occurs).

Upon Ms. Reiff’s death, (a) her unvested equity awards subject to service-based vesting would become fully vested and exercisable, (b) her unvested performance-based restricted shares for which the applicable performance period has ended would vest in the amount determined based on actual level of achievement of performance targets, and (c) her designee or estate would be entitled to receive a prorated amount of the bonus she would have earned for the year of termination had she remained employed throughout the year based on actual performance.

Pursuant to Ms. Reiff’s employment agreement, any severance payment payable to Ms. Reiff remains subject to her execution of a release of claims in favor of us.

Also under Ms. Reiff’s employment agreement, Ms. Reiff agreed that, during her employment with us and during the two-year period following the termination date, she would not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

Sharon Tindell

Ms. Tindell’s employment agreement has a term ending at the conclusion of the 2019 Annual Meeting. Ms. Tindell’s employment agreement provides that she will serve as President and Chief Merchandising Officer only through the 2019 Annual Meeting, and as a member of our Board of Directors and Chairperson of the board of directors of Elfa International AB through a date on or prior to the conclusion of the 2019 Annual Meeting.

Ms. Tindell’s employment agreement provides for an annual base salary of $650,000. The agreement also provides for an annual cash performance-based bonus with a target of 130% of annual base salary and a maximum of 200% of annual base salary and annual grants of equity awards.

Ms. Tindell’s employment agreement provides certain severance benefits upon termination by us without “Cause” or by Ms. Tindell for “Good Reason”. Cause and Good Reason have the same definitions as in Ms. Reiff’s employment agreement.

Upon a termination of employment of by us without Cause or due to disability or by Ms. Tindell for Good Reason, (a) Ms. Tindell would be eligible to receive two times the sum of (i) her then-annual base salary and (ii) the greater of (1) her annual bonus earned for the immediately preceding fiscal year and (2) 130% of her annual base salary (prorated based on the number of days that she is employed by us during the fiscal year in which the date of termination occurs), payable in equal installments over two years on our regular payroll schedule, (b) her unvested equity subject to solely service-based vesting would become fully vested and exercisable, (c) her performance-based restricted shares for which the applicable performance period has ended would vest in the amount determined based on actual level of achievement of performance targets, and (d) she and her eligible dependents would be entitled to continuation of medical and welfare benefits for two years following the termination date, paid for by us.

Pursuant to the January 2019 amendment to Ms. Tindell’s employment agreement, upon a termination of employment by the Company without Cause or by Ms. Tindell for Good Reason within the two years following the date of a Change in Control (as defined in Ms. Tindell’s employment agreement), all restricted share awards subject to performance-based vesting with ongoing performance periods will fully vest in the amount that would have otherwise vested if the performance targets underlying such equity awards had been achieved at maximum levels.

Upon a termination of employment due to expiration of the term, the portion of Ms. Tindell’s outstanding performance-based restricted share awards granted on July 1, 2016 that is scheduled to time-vest on April 1, 2020 will vest in the amount determined based on the actual level of achievement of the performance targets. Upon Ms. Tindell’s death, (a) her unvested equity awards subject to service-based vesting would become fully vested and exercisable, (b) her unvested performance-based restricted shares for which the applicable performance period has ended would vest in the amount determined based on actual level of achievement of performance targets, and (c) her designee or estate would be entitled to receive a prorated amount of the bonus she would have earned for the year of termination had she remained employed throughout the year based on actual performance.

Pursuant to Ms. Tindell’s employment agreement, any severance payment payable to Ms. Tindell, remains subject to her execution of a release of claims in favor of us.

Also under Ms. Tindell’s employment agreement, Ms. Tindell, agreed that, during her employment with us and during the two-year period following the termination date, she would not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

Jodi Taylor

Ms. Taylor’s employment agreement is substantially similar to Ms. Reiff’s employment agreement except that (a) her position is Chief Financial Officer, Chief Administrative Officer and Secretary and she will continue to serve in such positions until a mutually agreed upon date after March 1, 2020 but before September 1, 2020, at which point she will no longer serve as Chief Financial Officer and a successor Chief Financial Officer will be named, but she will continue to serve as Chief Administrative Officer and Secretary, (b) her annual base salary is $600,000 (which was increased from $525,000 in the January 2019 amendment), (c) her target annual bonus is 85% of her annual base salary and her maximum annual bonus is 150% of her base salary (increased from 50% and 100%, respectively in fiscal 2017), (d) upon a termination of employment by us without cause or for death or disability or by her for Good Reason, her cash severance portion of severance payments and benefits would instead consist of two times the sum of (i) her then-annual base salary and (ii) the greater of (1) her annual bonus earned for the immediately preceding fiscal year and (2) 85% of her annual base salary (prorated based on the number of days that she is employed by us during the fiscal year in which the date of termination occurs), (e) upon a termination of employment due to expiration of the term, her cash severance portion of severance payments and benefits would instead consist of one times the sum described in clause (d) and (f) upon a termination of employment by us without Cause or for disability or by her for Good Reason within the two years immediately following a Change in Control (as defined in Ms. Taylor’s employment agreement), Ms. Taylor’s cash severance portion of her severance payments and benefits will be payable in a lump sum, rather than installments.

Fiscal 2018 Outstanding Equity Awards at Fiscal Year-End

The table below sets forth certain information regarding the outstanding equity awards held by our named executive officers as of March 30, 2019.

		Option Awards				Stock Awards
		Number of	Number of
		securities	securities
		underlying	underlying				Market value of
		unexercised	unexercised			Number of units	units or shares
		options	options	Option	Option	or shares of	of stock that
		(#)	(#)	exercise price	expiration	stock that have	have not vested
Name	Grant date	exercisable	unexercisable	($)	date	not vested (#)	($)
Melissa Reiff	6/20/12[1]	37,723	—	$17.01	6/20/2022	—	—
	10/31/13[2]	522,934	—	$18.00	10/31/2023	—	—
	7/1/16[3]	—	—	—	—	15,375	$135,300
	7/1/16[4]	—	—	—	—	41,513	$365,314
	6/1/18[5]	—	—	—	—	32,552	$286,458
	6/1/18[6]	—	—	—	—	59,473	$525,738
Sharon Tindell	10/31/13[2]	104,553	—	$18.00	10/31/2023	—	—
	7/1/16[3]	—	—	—	—	6,146	$54,085
	7/1/16[4]	—	—	—	—	16,594	$146,027
	6/1/18[5]	—	—	—	—	14,811	$130,337
	6/1/18[6]	—	—	—	—	27,060	$238,128
Jodi Taylor	6/20/12[1]	18,347	—	$17.01	6/20/2022	—	—
	10/31/13[2]	262,878	—	$18.00	10/31/2023	—	—
	7/1/16[3]	—	—	—	—	3,842	$33,810
	7/1/16[4]	—	—	—	—	10,375	$91,300
	6/1/18[5]	—	—	—	—	11,963	$105,274
	6/1/18[6]	—	—	—	—	21,856	$192,333

[1]

These time based stock options granted under the 2012 Stock Option Plan were originally scheduled to vest in five equal annual installments commencing on June 20, 2013. The vesting schedule, however, was fully accelerated in connection with our IPO so that all of these options became vested and exercisable.

[2]	These stock options were granted on the date of our IPO and were immediately vested and exercisable as of the consummation of our IPO.
[3]	These time based restricted shares vested on April 1, 2019.
[4]

These restricted shares were granted subject to performance conditions tied to the Company’s fiscal 2016 performance, as described above under "Long Term Equity Incentives". Of these shares, one-half time-vested on April 1, 2019, and the remaining one-half is scheduled to vest on April 1, 2020, subject to continued employment and subject to acceleration upon termination of the named executive officer’s employment by us without cause or due to disability or by the named executive officer for good reason.

[5]

These time based restricted shares are scheduled to vest in equal annual installments on June 1, 2019, June 1, 2020 and June 1, 2021, subject to continued employment and subject to acceleration upon termination of the named executive officer’s employment by us without cause or due to disability or by the named executive officer for good reason.

[6]

These restricted shares were granted subject to performance conditions tied to the Company’s fiscal 2018 performance, as described above under “Long Term Equity Incentives”. The numbers of shares shown here are the numbers that performance-vested as of March 30, 2019. Of such shares, one-third are scheduled to time-vest in equal annual installments on each of June 1, 2019, June 1, 2020 and June 1, 2021, subject to continued employment and subject to acceleration upon termination of the named executive officer’s employment by us without cause or due to death or disability or by the named executive officer for good reason.

EQUITY COMPENSATION PLAN INFORMATION

The number of shares underlying outstanding stock options, the weighted average exercise price of such outstanding options and the number of additional shares remaining available for future issuance under our equity plans, as of March 30, 2019, are as follows:

	Number of securities	Weighted average	Number of securities
	to be issued upon	exercise price of	remaining available for
	exercise of	outstanding	future issuance under
	outstanding	options,	equity compensation plans
	options, warrants	warrants and	(excluding securities
Plan	and rights(a)	rights(b)	reflected in column(a))(c)
Equity compensation plans approved by the security holders
2012 Stock Option Plan[1]	163,709	$17.01	—
Amended and Restated 2013 Incentive Award Plan	2,731,830	$15.17	7,394,904
Equity compensation plans not approved by security holders	—	—	—
Total	2,895,539	$15.27	7,394,904

[1]	As of our IPO, no further grants have been or will be made under the 2012 Stock Option Plan.

Security Ownership of Certain Beneficial Owners and Management

Common Stock

The following table sets forth information, as of July 5, 2019, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by (i) shareholders who beneficially owned more than 5% of the outstanding shares of our Common Stock and (ii) each of our Directors (which includes all nominees), each of our Named Executive Officers and all Directors and executive officers as a group. The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 5, 2019 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed shareholders is c/o The Container Store Group, Inc., 500 Freeport Parkway, Coppell, TX 75019. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Shares of common
	stock beneficially
	owned
Name of beneficial owner	Number	Percentage
5% Shareholders
Green Equity Investors V, L.P. Green Equity Investors Side V, L.P. and TCS Co-Invest, LLC[1]	27,818,546	56.2%
Named Executive Officers and Directors
Sharon Tindell[2]	1,799,891	3.6%
William A. (“Kip”) Tindell, III[3]	1,737,162	3.5%
Melissa Reiff[4]	1,219,111	2.4%
Jodi Taylor[5]	446,931	*
Jonathan D. Sokoloff[1,6]	27,610,545	56.0%
Timothy J. Flynn[1,7]	27,610,545	56.0%
J. Kristofer Galashan[1,8]	27,610,544	56.0%
Walter Robb[9]	124,103	*
Rajendra (“Raj”) Sisodia[10]	128,353	*
Robert E. Jordan[11]	147,603	*
Caryl Stern[12]	94,392	*
Wendi Sturgis	—	*
All executive officers and directors as a group (twelve persons)	33,516,092	65.7%

*Less than one percent.

1

Includes (i) 27,506,544 shares of Common Stock held directly by Green Equity Investors V, L.P. and Green Equity Investors Side V, L.P. (collectively, the “Green Funds”) and TCS Co Invest, LLC (“TCS Co”),  (ii) 27,474 shares of Common Stock granted to Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan, and (iii) 284,528 shares of Common Stock underlying options granted to Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan which are currently exercisable or will become exercisable within 60 days of July 5, 2019. Voting and investment power with respect to the shares of our Common Stock held by the Green Funds and TCS Co may be deemed to be shared by certain affiliated entities. GEI Capital V, LLC (“GEIC”), is the general partner of the Green Funds. Green V Holdings, LLC (“Holdings”) is a limited partner of the Green Funds. LGP is the management company of the Green Funds, the Manager of TCS Co and an affiliate of GEIC and Holdings. LGP Management, Inc. (“LGPM”) is the general partner of LGP. Each of the Green Funds, Holdings, LGP, LGPM and TCS Co disclaims such shared beneficial ownership of our Common Stock, except to the extent of its pecuniary interest therein. Each of Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan may also be deemed to share voting and investment power with respect to such shares due to their respective positions with LGPM, and each of them disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Each of Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan may also be deemed to share voting and investment power with respect to all shares beneficially owned by TCS Co and each of them disclaims beneficial ownership of the securities held by TCS Co except to the extent of his pecuniary interest therein. Each of the foregoing individuals’ address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.

2

Includes (i) 1,695,338 shares of Common Stock held directly and (ii) 104,553 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

3

Includes (i) 1,592,875 shares of Common Stock held directly and (ii) 144,287 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

4

Includes (i) 658,454 shares of Common Stock held directly and (ii) 560,657 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

5

Includes (i) 165,706 shares of Common Stock held directly and (ii) 281,225 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

6

Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co,  (ii) 9,158 shares of Common Stock held directly and (iii) 94,843 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

7

Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co, (ii) 9,158 shares of Common Stock held directly and (iii) 94,843 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

8

Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co, (ii) 9,158 shares of Common Stock held directly and (iii) 94,842 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

9

Includes (i) 15,658 shares of Common Stock held directly and (ii) 108,445 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

10

Includes (i) 19,908 shares of Common Stock held directly and (ii) 108,445 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

11

Includes (i) 39,158 shares of Common Stock held directly and (ii) 108,445 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

12

Includes (i) 14,008 shares of Common Stock held directly and (ii) 80,384 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 5, 2019.

CERTAIN RELATIONSHIPS

Policies and Procedures for Related Person Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for companies listed on the NYSE. Under the policy:

•

any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of the Board of Directors composed solely of independent directors who are disinterested or by the disinterested members of the Board of Directors; and

•

any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Culture and Compensation Committee of the Board of Directors or recommended by the Culture and Compensation Committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•

management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•

management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•

management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such Acts and related rules; and

•

management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes‑Oxley Act of 2002.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, the NYSE and the Internal Revenue Code of 1986, as amended.

The following are certain transactions, arrangements and relationships with our directors, executive officers and shareholders owning 5% or more of our outstanding Common Stock.

Stockholders Agreement

In connection with LGP’s acquisition of The Container Store, Inc. in 2007, we, certain affiliates of LGP, and all other holders of our Common Stock and Preferred Stock, entered into a stockholders agreement (the “Stockholders Agreement”). Upon the closing of the IPO, we amended and restated our Stockholders Agreement to eliminate all provisions thereof other than those related to registration rights, which are described below.

Demand Registration Rights

At any time beginning six months after the date of our IPO, subject to certain restrictions:

•

certain entities affiliated with LGP, and any transferee controlled directly or indirectly by LGP or any of its affiliates, are able to require us to use our best efforts to register their Common Stock under the Securities Act at any time;

•

certain employees (including our named executive officers) may require us to use our best efforts to register their Common Stock under the Securities Act twice prior to the time that we are eligible to register securities on Form S‑3 and require us to use our best efforts to register their Common Stock under the Securities Act twice after we are eligible to register securities on Form S‑3; and

•	certain other investors may require us to use our best efforts to register their Common Stock under the Securities Act.

These demand registration rights are subject to certain exceptions set forth in the Stockholders Agreement.

Piggyback Registration Rights

If we propose to register any of our own securities under the Securities Act in a public offering, we will be required to provide notice to all holders of our Common Stock with registration rights under our Stockholders Agreement relating to the registration and provide them with the right to include their shares in the registration statement. These piggy back registration rights are subject to certain exceptions set forth in the Stockholders Agreement.

Expenses of Registration

We will be required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares of our Common Stock held by the holders of our Common Stock with registration rights under our Stockholders Agreement.

Indemnification Agreements and Assumption Agreement

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Amended and Restated Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.

We have also agreed to indemnify Mr. Tindell to the fullest extent permitted by our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws in connection with a book authored by Mr. Tindell and titled “Uncontainable” (the “Book”). In addition, we have entered into an assumption agreement with Mr. Tindell, under which we have agreed to specifically assume, directly and unconditionally, any and all liabilities, damages, costs, expenses, judgments, settlement, penalties or other losses of any kind which may be charged or attempted to be charged against Mr. Tindell in connection with the publication of the Book as a result of the execution by Mr. Tindell of a personal guaranty contained in a publishing agreement between Mr. Tindell and the publisher of the Book. The Board of Directors determined that it was in our best interest to enter into the Assumption Agreement, as the Board believes that we will benefit from any public attention, exposure and publicity about The Container Store, its successes and its unique business model generated by the Book.

Donations to the U.S. Fund for Unicef

In fiscal 2016, we initiated a program to collect donations to the U.S. Fund for UNICEF from customers at our stores (the “UNICEF Program”). Caryl Stern, a member of our Board of Directors, is the President and CEO of the U.S. Fund for UNICEF. Since the beginning of fiscal 2017, we have collected approximately $237,000 in donations to the U.S. Fund for UNICEF. As of December 31, 2017, we no longer participate in the UNICEF Program.

Term Loan Amendment

On August 18, 2017, The Container Store, Inc. (the “Borrower”), our wholly-owned subsidiary, entered into a fourth amendment (the “Term Loan Amendment”) to the Credit Agreement, dated as of April 6, 2012, among the Borrower, the Company, as a guarantor, the other guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (as previously amended and as amended by the Term Loan Amendment, the “Senior Secured Term Loan Facility”). In connection with the Term Loan Amendment, LGP, which owns approximately 56.2% of our outstanding Common Stock as of July 5, 2019, funded $20.0 million of the $300.0 million Senior Secured Term Loan Facility. As of January 12, 2018, the principal amount due to LGP was zero, as it sold its interest in the loan syndicate.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our Directors, executive officers and shareholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended March 30, 2019, except that one Form 4 for each of Jeff Miller, Melissa Reiff, Jodi Taylor and Sharon Tindell, each reporting one transaction, was filed late.

SHAREHOLDERS’ PROPOSALS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2020 Annual Meeting of Shareholders pursuant to Rule 14a‑8 under the Exchange Act must submit the proposal to our Secretary at our offices at 500 Freeport Parkway, Coppell, Texas 75019 in writing not later than March 11, 2020.

Shareholders intending to present a proposal at the 2020 Annual Meeting of Shareholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the shareholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2020 Annual Meeting of Shareholders no earlier than the close of business on April 30, 2020 and no later than the close of business on May 30, 2020. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2020 Annual Meeting of Shareholders is more than 30 days before or more than 70 days after August 28, 2020, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting of Shareholders and not later than the close of business on the 90th day prior to the 2020 Annual Meeting of Shareholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

THE CONTAINER STORE’S ANNUAL REPORT ON FORM 10‑K

A copy of The Container Store’s Annual Report on Form 10‑K for the fiscal year ended March 30, 2019, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any shareholder of record on July 5, 2019 without charge upon written request addressed to:

The Container Store Group, Inc.

Attention: Secretary

500 Freeport Parkway

Coppell, Texas 75019

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10‑K at www.proxyvote.com. You also may access our Annual Report on Form 10‑K for the fiscal year ended March 30, 2019 at www.containerstore.com in the “SEC filings” section of the “Investor Relations” page.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Jodi Taylor, Secretary

Coppell, Texas
July 9, 2019

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 27, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. THE CONTAINER STORE GROUP, INC. 500 FREEPORT PKWY COPPELL, TX 75019 During The Meeting - Go to www.virtualshareholdermeeting.com/TCS2019 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 27, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E82130-P27229 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE CONTAINER STORE GROUP, INC. The Board of Directors recommends you vote FOR each of the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) Timothy J. Flynn 02) Robert E. Jordan 03) Walter Robb 04) Wendi Sturgis For Against Abstain The Board of Directors recommends you vote FOR proposals 2 and 3: ! ! 2 Years ! ! 3 Years ! ! Abstain 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 28, 2020. 3. Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 Year ! ! ! ! 4. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E82131-P27229 THE CONTAINER STORE GROUP, INC. Annual Meeting of Shareholders August 28, 2019 10:30 AM CDT This proxy is solicited by the Board of Directors The undersigned Shareholder(s) hereby appoint(s) Melissa Reiff, Chief Executive Officer and Jodi Taylor, Chief Financial Officer, Chief Administrative Officer and Secretary, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of The Container Store Group, Inc. that the undersigned Shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 AM CDT on August 28, 2019 via live webcast and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: